UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

Sierra Income Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-54650	45-2544432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Ave, 6th Floor East

New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 759-0777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Total Return Swap

On, March 21, 2016, Sierra Income Corporation (“Sierra”), through Arbor Funding LLC (“Arbor”), its wholly-owned financing subsidiary, entered into the Fourth Amended and Restated Confirmation Letter Agreement (the “Fourth Amended Confirmation Agreement”) with Citibank, N.A. (“Citi”), initially entered into on August 27, 2013, and amended and restated on March 21, 2014, July 23, 2014 and June 8, 2015, relating to a total return swap, or TRS, for senior secured floating rate loans. The TRS with Citi enables Sierra, through Arbor, to obtain the economic benefit of the loans subject to the TRS, despite the fact that such loans will not be directly held or otherwise owned by Sierra or Arbor, in return for an interest-type payment to Citi. The Fourth Amended Confirmation Agreement extends the term of the TRS from March 21, 2016 through March 21, 2019 and increases the interest rate payable to Citi from LIBOR plus 1.35% per annum to LIBOR plus 1.65% per annum. Other than the foregoing, the Fourth Amended Confirmation Agreement did not change any of the other material terms of the TRS.

The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Fourth Amended Confirmation Agreement exchanged thereunder, between Arbor and Citi, which collectively establish the TRS.

The foregoing descriptions of the TRS, the ISDA 2002 Master Agreement, the initial Confirmation Letter Agreement, the First Amended and Restated Confirmation Letter Agreement, the Second Amended and Restated Confirmation Letter Agreement, the Third Amended and Restated Confirmation Letter Agreement and the Fourth Amended Confirmation Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the ISDA 2002 Master Agreement, filed as exhibit 10.1 to Sierra’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 3, 2013, the initial Confirmation Letter Agreement, filed as exhibit 10.2 to Sierra’s Current Report on Form 8-K filed with the SEC on September 3, 2013, the First Amended and Restated Confirmation Letter Agreement filed as exhibit 10.1 to Sierra’s Current Report on Form 8-K filed with the SEC on March 27, 2014, the Second Amended and Restated Confirmation Letter Agreement attached as exhibit 10.4 to Sierra’s Current Report on Form 8-K filed with the SEC on July 23, 2014, the Third Amended and Restated Confirmation Letter Agreement attached as exhibit 10.1 to Sierra’s Current Report on Form 8-K filed with the SEC on June 8, 2015, and the Fourth Amended Confirmation Agreement attached as exhibit 10.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Fourth Amended and Restated Confirmation Letter Agreement, dated as of March 21, 2016, by and between Arbor Funding LLC and Citibank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sierra Income Corporation

Date: March 24, 2016	By:	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr. Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Fourth Amended and Restated Confirmation Letter Agreement, dated as of March 21, 2016, by and between Arbor Funding LLC and Citibank, N.A.